Exhibit 10(a)               Independent Auditors' Consent


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-38682 of Northbrook Variable Annuity Account II of Northbrook Life Insurance Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedule of Northbrook Life Insurance Company, and our report dated, March 27, 2000 relating to the financial statements of Northbrook Variable Annuity Account II, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Northbrook Variable Account II of Northbrook Life Insurance Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/Deloitte & Touche LLP
Chicago, Illinois
August 21, 2000




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Exhibit 10(b)               Consent of Freedman, Levy, Kroll & Simonds
FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of Northbrook Variable Annuity Account II (File No. 333-38682).

                                        /s/  Freedman, Levy, Kroll & Simonds
                                        FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
August 23, 2000